EXHIBIT 10.12

                                LICENSE AGREEMENT


         An initial License Agreement was previously entered into effective the 13th day of October, 1998 between PAUL ARTZER, an individual ("Artzer"); and ENVIROCON CORPORATION, a Nevada corporation (the "Envirocon"). This License Agreement (this "Agreement") acknowledges and confirms the terms therein.

                                 R E C I T A L S

          A. Artzer desires to license and/or convey, under circumstances described below, certain intellectual property described below; and

          B. Envirocon desires to acquire a license to and/or ownership of the intellectual property described below.

         NOW, THEREFORE, the parties agree as follows:

     1. License of Intellectual Property. Subject to the terms and conditions of this Agreement, on the Closing Date and in consideration of the Purchase Price set forth below, Artzer will grant to Envirocon an irrevocable, exclusive, fully-paid, royalty-free, unrestricted license to use all intellectual property of Artzer (the "License"), deriving from Artzer's right, title and interest in and to (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium), insofar and only insofar as any of the above-described items cover or relate to cotton products, housing panel systems, and machinery and manufacturing equipment associated therewith, but not otherwise.

     The intellectual property of Artzer being licensed to Envirocon is hereafter referred to as the "Intellectual Property."

     2. Purchase Price. The Purchase Price for the License is comprised of:

          a. Payment from Envirocon to Artzer of One Hundred Fifty Thousand United States Dollars ($150,000); and



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          b.  Issuance  of  $250,000  shares  of  Envirocon  common  stock  from
     Envirocon to Artzer, and distributed at Artzer's direction as follows (i) 76,500 shares to Paul Artzer, (ii) 122,500 shares to Terri Artzer, and
     (iii) 51,000 shares to Charles L. Smith.

     3. Payment of Purchase Price. Envirocon has already issued the 250,000 shares of common stock at $0.25 per share and has advanced $116,000 of the Purchase Price to Artzer (directly or to other persons for the benefit of Artzer) and Artzer acknowledges receipt of same. Envirocon shall pay to Artzer $34,000, which constitutes the balance of the Purchase Price, on or before the date that Envirocon has obtained equity capital in an amount not less than $1,000,000. In the event that Closing does not occur, Artzer agrees to return to Envirocon, within ten business days, any portion of the Purchase Price advanced to Artzer.

     4. Transfer of Ownership of Intellectual Property. Artzer will assign and transfer ownership of the Intellectual Property to Envirocon for no additional consideration after (i) payment of the Purchase Price and (ii) Envirocon has obtained equity capital in an amount not less than $1,000,000.

     5. Artzer's Representations and Warranties. Artzer, on behalf of himself and his successors and affiliates, represents and warrants to Envirocon as follows:

                  5.1 Authorization. Artzer has the full power and authority to enter into this Agreement and to carry out his obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not violate, result in a breach of, or constitute a default under any judgment, order or decree to which Artzer is subject. The execution, delivery and performance of this Agreement by Artzer will not violate, with or without the giving of notice and/or the passage of time, any provision of law now applicable to Artzer, or result in the creation of any lien, charge or encumbrance upon any of the assets of Artzer pursuant to any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Artzer is a party or by which Artzer may be bound, or to which he may be subject. The transactions contemplated by this Agreement will not require the authorization, consent or approval of any third party.

                  5.2 Title to License. Artzer is the owner and has good and marketable title to the Intellectual Property being licenses and/or transferred to Envirocon hereunder, free and clear of all claims, liens, pledges or encumbrances of any kind, and if and when ownership of the Intellectual Property is transferred, Envirocon will receive good and marketable title to the Intellectual Property, free and clear of all claims, liens, pledges or encumbrances of any kind.

                  5.3 No Commitments. Artzer is not a party to or bound by any written or oral agreement, partnership, joint venture, lease, commitment or other understanding or obligation which affects the Intellectual Property.

                  5.4 Compliance with Laws. Artzer is not in violation in any material respect of any law, rule, regulation, order, injunction or decree of the government or courts of the United States or any state or other jurisdiction which affects or could affect, directly or indirectly, the Intellectual Property.

                  5.5 Intangible Assets. All of Artzer's patents, trademarks, trade names and copyrights, and registration and applications therefor, if any, are valid and in good standing, and no proceedings involving the invalidity thereof or ownership by Artzer thereof are pending or to Artzer's knowledge have been threatened. Artzer owns the entire right, title and interest in and to, and




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has the exclusive right to, the patents,  trademarks, trade names, service marks and copyrights, as well as trade secrets, formulae and processes included in the Intellectual Property. Use of the Intellectual Property does not infringe upon the patent, trademark, service mark, copyright or confidential information, formulae, or trade secrets of any third party.

                  5.6 No Litigation. There is (i) no litigation, proceeding, arbitral action or governmental investigation pending or threatened against Artzer or any of its assets, and (ii) no decree, injunction or order of any court or governmental department or agency outstanding against Artzer.

                  5.7 Disclosure. No representation, warranty or statement in this Agreement, nor in any exhibit, certificate or schedule hereto or to be delivered to Envirocon pursuant to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein or herein not misleading.

                  5.8 Effect of This Agreement. The execution, delivery and performance of this Agreement by Artzer and the consummation of the transactions contemplated herein by Artzer and Envirocon do not require the consent, waiver, approval, license or authorization of any person or public authority; do not violate in any material respect any provision of law applicable to Artzer; and do not violate any restriction of any kind or character in any agreement between Artzer and any other party. The consummation of this transaction does not result in the creation of any lien, charge or encumbrance on any of the Intellectual Property.

                  5.9 No Prior Disclosure. Artzer has not disclosed or disseminated any of the secret or confidential information which constitutes a part of the Intellectual Property at any time prior to the date of this Agreement to any third parties.

                  5.10 Continuing Obligation. Due to the nature of the Intellectual Property and the necessity that Artzer convey personal knowledge of the Intellectual Property to Envirocon to enable Envirocon to use and receive the benefits of the Intellectual Property, Artzer agrees to make himself available from time to time, upon reasonable request of Envirocon, to provide information and advice concerning the Intellectual Property and the use thereof on a continuing basis.

     6. Representations and Warranties of Envirocon. Envirocon hereby represents and warrants to Artzer as follows:

                  6.1 Corporate Existence. Envirocon is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Envirocon has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

                  6.2 Corporate Authority. The execution, delivery and performance of this Agreement by Envirocon and the consummation by it of the transactions contemplated hereby have been duly and effectively authorized by all necessary corporate action. This Agreement, upon its execution by Envirocon and Artzer, shall constitute a legal, valid and binding obligation of Envirocon, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditor's rights generally.

                  6.3 Effective Agreement. The execution, delivery and performance of this Agreement by Envirocon and the consummation by it of the transactions contemplated herein do not require the consent, waiver or approval



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of any person or public  authority;  do not violate in any material  respect any provision of law applicable to Envirocon; do not result in a breach of the Articles of Incorporation or Bylaws of Envirocon and do not violate any other restriction of any character which may be imposed upon Envirocon.

     7. Closing. The closing of the transactions provided for in this Agreement (the "Closing") shall be deemed effective at the close of business on October 14, 1998 (the "Closing Date").

     8. Indemnification.

                  8.1 Indemnification by Artzer. Artzer hereby agrees to indemnify, defend and hold harmless Envirocon, from, against, and with respect to any claim, liability, obligation, loss, damage, assessment, tax, judgment, action, suit, proceeding, demand, cost or expense (including, without limitation, reasonable attorneys fees and costs, and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim), of any kind or character, arising out of or in any manner incident, relating or attributable to any failure of Artzer to perform or observe, or to have performed or observed, in full, any covenant, agreement or condition to be performed or observed by Artzer under this Agreement or under any certificate or other document or agreement signed by Artzer in connection with this Agreement, or arising out of or in any manner incident, relating or attributable to the breach of any representation or warranty by Artzer under this Agreement or under any certificate or other document or agreement signed by Artzer in connection with this Agreement. The obligations contained in this Section shall survive Closing.

                  8.2 Indemnification by Envirocon. Envirocon hereby agrees to indemnify, defend and hold Artzer harmless from, against and with respect to any claim, liability, obligation, loss, damage, assessment, tax, judgment, action, suit, proceeding or demand, cost or expense (including, without limitation, reasonable attorneys fees and costs, and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim), of any kind or character, arising out of or attributable to any failure of Envirocon to perform or observe, or to have performed or observed, any covenant, agreement or condition of Envirocon under this Agreement, or relating or attributable to the breach of any representation or warranty by Envirocon under this Agreement or under any certificate or other document or agreement signed by Envirocon in connection with this Agreement. The obligations contained in this Section shall survive Closing.

                  8.3 Notice and Defense. In the case of any action or claim brought by a third party against Envirocon, or Artzer, for an indemnifiable claim, the party against whom the claim is brought must, as a condition to enforceability of the other parties indemnity obligations hereunder, give the party to whom the obligation to indemnify may accrue written notice of the action or claim within five business days of receipt of actual notice and afford such party the opportunity to direct and control the negotiations, defense and settlement of the action or claim. The indemnifying party may elect within twenty (20) days after receipt of such notice to contest the claim in such manner as it deems necessary or advisable. If the indemnifying party elects to contest such claim, the indemnified party shall have the right to appoint associate counsel in such proceedings at its own expense. The indemnifying party shall not have the right to settle an indemnifiable matter except with the consent of the indemnified party. The indemnified party shall permit the indemnifying party reasonable access to the books and records of the indemnified party and its subsidiaries and shall otherwise cooperate with the indemnifying party in connection with any matter or claim for indemnification. If the indemnifying party does not elect to contest such claim, the indemnified party shall have the exclusive right to prosecute, defend, compromise, settle or pay



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such claim and receive  indemnification  therefor.  If neither the  indemnifying
party  nor  the  indemnified   party  elect  to  contest  the  claim,  then  the
indemnifying party shall pay the amount of any indemnifiable claim within 30 days after receipt of the notice of claim.

                  8.4 Third-Party Indemnification. Each of Artzer and Envirocon shall make a good faith attempt (which shall not be deemed to include an obligation to commence any litigation) to seek indemnification from any third parties, including insurers, who may be liable upon any claims made against Artzer or Envirocon and for which the other party would be liable under this Section. To the extent either party indemnifies the other party for claims upon which third parties, including insurers, may be liable, the indemnified party shall, to the extent permissible, subrogate to the indemnifying party its rights with respect to such claims.

     9. Covenant Not To Compete. As a further inducement to Envirocon to enter into this Agreement, Artzer, on behalf of himself and his successors and affiliates, including but not limited to Cotton Products & Machinery, LLC, covenants and agrees as follows:

                  9.1 Confidentiality. Artzer and his successors and affiliates shall hold in confidence, and shall not disclose any and all secret or confidential information which constitutes a part of the Intellectual Property at any time subsequent to the Closing Date, and shall not use any such information after Closing for any purpose whatsoever without the prior written consent of Envirocon.

                  9.2 Non-Competition. Artzer and his successors and affiliates shall not, either alone or in partnership or in conjunction with any person, firm, association, syndication, company or corporation as principal, agent, consultant, employee or shareholder, directly or indirectly, or in any other manner engage in competition with Envirocon for a period of six (6) years from the Closing. During such six (6) year period, the parties named in this Section shall not directly or indirectly solicit or entice or in any way divert any vendor, supplier, customer, distributor or strategic relationship of Envirocon to do business with any entity in a manner which impairs or competes with the conduct of Envirocon's business. In no event may the Intellectual Property be used in any way by Artzer or his successors or affiliates.

                  9.3 Equitable Relief. Artzer acknowledges the irreparable injury that will result to Envirocon and its business and properties if such parties should breach the covenants contained in this section and understands that Envirocon entered into this Agreement in reliance upon such covenants. Accordingly, if any of the parties listed in this section should breach such covenants, Envirocon's remedies may include, in addition to other available remedies and damages, injunctive relief enjoining breach of such covenants without posting a bond. The rights and obligations contained in this Section shall survive Closing.

     10. Survival of Representations and Warranties. All representations and warranties made hereunder and in any exhibits delivered pursuant hereto shall be deemed to be material and to have been relied upon by Envirocon and Artzer, notwithstanding any investigation heretofore or hereafter made by or on behalf of Envirocon or Artzer, and shall survive the Closing for a period of three (3) years.

     11. Notices. To be effective, any notice hereunder shall be in writing, delivered in person or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below their signatures hereto, or to such other address as the parties may hereinafter designate.



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     12. Amendment and/or  Modification.  Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, amended or modified orally, or in any manner other than by an instrument in writing signed by all of the parties hereto.

     13. Binding Effect. Subject to provisions hereof regarding assignment, if any, this Agreement shall be binding upon and inure to the benefit of the respective parties, and their legal representatives, successors, assigns and heirs.

     14. Interpretation and Fair Construction of Contract. This Agreement has been reviewed and approved by each of the parties. In the event it should be determined that any provision of this Agreement is uncertain or ambiguous, the language in all parts of this Agreement shall be in all cases construed as a whole according to its fair meaning and not strictly construed for nor against either party.

     15. Undertaking and Further Assurances. Each party to this Agreement shall perform any and all acts and execute and deliver any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

     16. Costs and Attorneys' Fees. If any party hereto shall bring any suit, arbitration or other action against another for relief, declaratory or otherwise, arising out of this Agreement, the substantially prevailing party shall have and recover against the other party, in addition to all costs and disbursements, such sum as the Court or arbiter may determine to be a reasonable attorney's fee.

     17. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

     18. Specific Performance. The parties hereto acknowledge that the rights of Envirocon to consummate the transactions contemplated herein are unique and of an extraordinary character, and that, in the event that Artzer fails to perform in accordance with this Agreement, Envirocon will be without an adequate remedy at law. The parties agree, therefore, that in such event Envirocon may, in addition to any remedies at law for damages or other relief or other rights or remedies, institute and prosecute an action in any court of competent jurisdiction to enforce specific performance of this Agreement or seek any injunction or other equitable relief, and Artzer hereby waives the defense that Envirocon has adequate remedy at law.

     19. Entire Agreement. This Agreement (and any attached exhibits) contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understandings relating thereto are merged herein. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referenced herein.




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     20. Expenses.  Subject to the  Indemnification  provisions above, all costs and expenses incurred by either party in negotiating this Agreement or in consummating the transactions contemplated hereby, except as provided herein, shall be paid by the party incurring such expenses.

     21. Governing Law and Venue. The parties agree that this Agreement and the transactions contemplated hereby shall be construed and enforced in accordance with the laws of the State of Colorado, and that any action or proceeding that may be brought arising out of, in connection with or by reason of this Agreement shall be brought only in a court of competent jurisdiction within the city and county of Denver, Colorado. Each of the parties hereto hereby submits, unconditionally and irrevocably, to the jurisdiction to the aforesaid courts for the purpose of any such lawsuits. In the event of termination of this Agreement by mutual agreement of the parties, then Envirocon and Artzer intend that no party would have any claim against any other party resulting from or related to the failure to consummate the proposed transactions, and that each party would, in any such case, pay its own costs and attorneys' fees incurred as a result.

     22.  Severability.   If  any  part  of  this  Agreement  is  deemed  to  be
unenforceable the balance of the Agreement shall remain in full force and effect.

     23. Headings. The section headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     24. Counterparts and Facsimile Signatures. This Agreement and any exhibits, attachments, or documents ancillary hereto, may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement effective on the date first set forth above.


Artzer:                                ENVIROCON:

PAUL ARTZER                            ENVIROCON CORPORATION
/s/ Paul Artzer                        a Nevada corporation
----------------                       By:/s/ Frank Glinton
                                       -----------------------
                                       Frank Glinton, President
Address:                               Address: 2870 Speer Boulevard, Suite 205
                                                Denver, Colorado 80211
                                                (303) 455-3100